                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of APW Ltd. (n/k/a BQX Ltd.) (the "Company") on Form 10-Q/A (Amendment No. 1) for the period ended February 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard G. Sim, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Richard G. Sim
---------------------------
Richard G. Sim
President and Chief Executive Officer

November 12, 2002